Annual Report

December 31, 2000

T. Rowe Price
Mid-Cap Growth Portfolio

Dear Investor

The stock market began 2000 much as it ended 1999, with manic speculation focused on the so-called New Economy sectors - technology, media, telecom, and the Internet. Early in the year, in fact, the market's trajectory suggested that the Standard & Poor's 500 Stock Index might gain more than 20% for the sixth straight year. However, reality interjected and the market corrected, beginning in March, led by the New Economy stocks that had risen so spectacularly in the latter stages of the market's advance.

Performance Comparison

Periods Ended 12/31/00                          6 Months            12 Months
--------------------------------------------------------------------------------

Mid-Cap Growth Portfolio                           1.49%                7.41%

S&P MidCap 400 Index                                7.83                17.51

Russell Midcap Growth Index                       -21.31               -11.75

Lipper Variable Annuity
Underlying Mid Cap
Funds Average                                      -3.49                 5.21

Most indices ended the year near their lows. While the S&P 500 fell 9% for the year, the tech-laden Nasdaq Composite Index plunged 39% in 2000, and an astonishing 54% from its March 10 high to its December 20 low. Nevertheless, as the New Economy issues deflated, many companies in traditional Old Economy businesses, the mainstay of this fund for many years, actually performed quite well. In fact, broad mid-cap indices bucked the overall downtrend, led entirely by value-oriented stocks.

The strong 17.51% gain of the S&P MidCap 400 Index, as shown in the table, was driven by the significant influence of value stocks, such as financials and utilities. The Russell Midcap Growth Index posted a steep loss for the year, hurt by a second-half freefall, while the Russell Midcap Value Index surged more than 19% in 2000, paced by a strong second-half advance. Your portfolio's growth-at-a-reasonable-price approach falls well between these extremes, as illustrated by the fund's small second-half gain and respectable 7.41% increase for the year. While these results were mixed versus the two unmanaged market indices, they exceeded our benchmark of competing funds, the Lipper Variable Annuity Underlying Mid Cap Funds Average.

MARKET ENVIRONMENT

In the midst of an economic expansion that has shattered all records for longevity, U.S. economic growth actually accelerated in the first quarter of 2000. The Federal Reserve, which raised short-term rates three times in 1999 in an attempt to avert potential inflation from an overheated economy, upped the ante three more times in the first half of 2000. By late spring, consumer and industrial companies began to see evidence of a slowdown, but this was just a harbinger of what was to come. By fall, the economy began to slow swiftly, albeit from a high level of growth. The deceleration was probably caused by several factors: higher interest rates, which constricted credit to some of the highflying sectors like telecommunications; the popping of the Internet bubble and subsequent stock market decline; and higher energy costs, particularly for natural gas, which is used to heat a majority of American homes. In any case, we exited 2000 on a starkly different trajectory from the one we started on - declining growth, falling consumer confidence, mounting layoffs, and the threat of recession. Welcome, President Bush.

In early 2000, the stock market, like the economy, proved resilient in spite of rising interest rates. Powerful momentum - and rabid speculation - carried over from late 1999. Stock indices were extremely volatile. As we have noted before, high volatility is often associated with major turning points in markets. And so it was this time. A sharp correction in New Economy stocks took place in the spring, followed by a recovery that lasted through the summer. The summer resurgence encompassed a broader number of stocks, including value- oriented sectors such as energy and financials, but some sectors, particularly the unprofitable dot-coms, hardly recovered at all.

By September, the highflying New Economy stocks began to fade again, this time precipitated not simply by high valuations but also by nascent signs of fundamental weakness in their businesses. Venture capitalists compounded the downturn by unloading stakes they had acquired in companies before they went public, supplying a seemingly endless amount of stock to the markets even as prices fell. Public market investors were left to conclude that those who knew these companies best wanted out at any price. As numerous negative earnings preannouncements from tech companies filled the news in November, the decline became a rout.

Growth vs. Value
                                                      6                    12
Periods Ended 12/31/00                            Months               Months
--------------------------------------------------------------------------------

Russell Midcap Growth Index                      -21.31%              -11.75%

Russell Midcap Value Index                         20.01                19.18

During the year, value stocks supplanted growth stocks as the market leaders after several years of growth stock hegemony. In hindsight, this was to be expected. As we noted last year at this time, the press was pillorying icons of value investing, such as Warren Buffett, and lionizing young Internet entrepreneurs. Although growth stocks - particularly those of the large-cap variety - have had a long run, value and growth stocks tend to perform comparably over the long term, and the pendulum is definitely swinging back toward value. Mid-cap stocks were among the best performing groups last year, although there was a strong bias to the value side, as discussed. The strength among mid-caps reflected better earnings growth and more attractive valuations relative to large-caps. The best performing sectors included health care, financials, energy, and utilities.

PORTFOLIO REVIEW

Health care stocks were the fund's best performers in 2000, and seven of the top 10 contributors in the second half were health-related. Three health care services companies led the list of top performers. The fund's best holdings in any given period have usually executed bold strokes - they have been acquired, made a major acquisition, or vastly exceeded earnings expectations. This time, however, the three health care services companies merely executed their business plans, but investor perceptions of the sector improved dramatically.

Lincare Holdings, one of the nation's largest home oxygen providers and the fund's top performer for the half, continued to gain market share. As investor concerns about government reimbursement subsided, the stock was rewarded with a significant price/earnings multiple expansion. The third-largest contributor for the half, and the top performer for the year, was AmeriSource Health, a leading drug distributor to hospitals and pharmacies. As the year began, investors had an irrational fear that this sector would be disintermediated by the Internet, but as reality returned, the concern receded and the stock more than tripled. Omnicare, a pharmacy provider to nursing homes and the fund's second-best performer in the half, recovered from an earnings miss at midyear to post a strong profit recovery.

Among the top non-health care stocks that contributed to our performance in 2000 were Waddell & Reed Financial, a well-run investment manager that is gaining recognition on Wall Street, and Concord EFS, a leading processor of credit and debit card transactions that made a notable acquisition this year.

While our worst performers over the past six and 12 months were overwhelmingly technology and telecom companies, a retailer topped the list for both periods. Circuit City Stores, the large consumer electronics retailer (and a longtime fund holding) disappointed us repeatedly during the year as its earnings fell well short of expectations. We were overly patient with this company because we believed - and still do - that we are in the early stages of a huge digital upgrade cycle in consumer electronics that will culminate in affordable, fully digital flat-screen televisions populating many of our homes in the years ahead. What we missed was that Circuit City's format was becoming outdated, and the company was losing market share to its primary competitor, Best Buy, which we belatedly added as a new position.

Searching for tech bargains

KLA-Tencor, a semiconductor equipment supplier, and Lattice Semiconductor, a maker of programmable logic devices, were poor performers as earnings expectations fell late in the year. We added to our positions in both, as we believed that valuations were close to trough levels barring a deep recession in 2001.

Telecom companies were also among the fund's worst contributors for both periods. Western Wireless, a rural cellular provider in the western United States, was our second-best contributor in 1999, but the stock relinquished some of those gains during 2000, even though it generally met investor expectations. Though we sold a significant part of our position in late 1999 and early 2000, we recently added to our holdings in the belief that the stock is again attractively valued. We also added to Allegiance Telecom, a competitive local exchange carrier. Its stock was cut by two-thirds in the telecom stock panic last fall, but we feel its fundamentals are intact.

As technology and telecom stocks in general corrected significantly, we added to our positions. We emphasized semiconductors, semiconductor capital equipment, and telecom service providers that we found attractive at their reduced levels. We are still somewhat wary of the software and telecom equipment sectors, where stock prices, while steeply discounted from a few months ago, still look quite high. The strong performance of health care stocks and the decline in technology issues were the primary determinants of changes in our industry weightings during the half.

Sector Diversification

                                        6/30/00          12/31/00
--------------------------------------------------------------------------------

Financial                                   10%               11%

Health Care                                  16                21

Consumer                                      8                 7

Technology                                   21                17

Business Services                            28                27

Energy                                        6                 7

Industrial                                    3                 3

Reserves                                      8                 7

Total                                      100%              100%

INVESTMENT STRATEGY AND OUTLOOK

Looking back on 2000, it seems hard to believe that the extremes we witnessed in the stock market and in the economy all took place in one year. As the year began, New Economy issues were sprinting to new highs, while the stocks of many of the steadier, more traditional growth companies we tend to favor declined relentlessly. By year-end, however, many Old Economy stocks were pushing new highs, while the former New Economy darlings had experienced a sickening plunge.

While the press has widely portrayed 2000 as a bear market year, trumpeting the Nasdaq's 39% decline, the damage was primarily in the technology, telecom, media, and Internet sectors so heavily represented in that index. The S&P 500 was down 9% but more of the 500 rose than fell for the year. And to put the Nasdaq decline in perspective, the index is still up more than 50% over the past three years. The year was particularly painful for investors concentrated in a few sectors, but less so for the majority who were more broadly diversified.

Much has been written about the Internet stock bubble, and tales of the frenzy certainly make for entertaining reading. (As an aside, the press played an important role in creating and reinforcing the bubble mentality, but that is a topic for another day.) Now, as we read a seemingly never-ending stream of dot-com obituaries, it has become evident that the Internet will drive corporate America to greater efficiencies longer term, but pure dot-com models of success will be rarities.

Capital spending powered the boom

Less well understood is the underpinning of the tech stock boom that provided the ebullient backdrop for the Internet bubble in the first place. For 30 years through the early 1990s, corporate expenditures on capital equipment ranged from 4% to 6% of gross domestic product (GDP), but this accelerated dramatically in the last five years to about 15% of GDP, as businesses embraced new computer and communications technologies. Technology capital expenditures have been growing at more than 25% per year, a stupendous rate of expansion that is unsustainable longer term.

The surge in capital investment produced a long up-cycle in technology stocks, leading some to conclude that tech was no longer cyclical. Traditionally, however, corporate capital expenditures have been one of the most cyclical components of GDP. With technology now accounting for over half of all corporate capital outlays, we believe technology vendors are quite vulnerable to a reduction in the growth of capital spending as corporate profit growth slows. Furthermore, the high level of tech spending over the last several years was financed primarily by stock and bond offerings, but the capital markets are much less hospitable today than even a few quarters ago.

Looking back on this period of financial history, it is possible that the real anomaly was a capital-spending boom of unprecedented magnitude. The optimists will argue that the long-term trend of substituting capital for labor has simply accelerated. But if this boom is coming to an end, how policymakers and financial markets react to the aftershocks will be critical.

Will Nasdaq's bear market eventually envelop the rest of the market? Or will we look back on this period as a healthy corrective phase that cleansed the excesses of speculation from the system - a pause in the bull market? The answer probably depends on the economy.

In the first half of 2000, the economy grew at a blistering pace, but by year-end we were seeing widespread weakness across most industry groups. This is the most sudden and severe decline in business activity in many years. As we write, the Federal Reserve has just taken the extraordinary step of an emergency half-point cut in short-term interest rates. If the economy averts a recession, and the technology spending boom subsides to a manageable pace, corporate profit growth should resume. With valuations at more modest levels than a year ago, the broader market should not duplicate Nasdaq's fate.

Valuations of mid-cap stocks, while above their lows of March 1999, are still very attractive relative to larger companies. Mid-cap performance cycles tend to be long, and we believe that we are less than two years into a multiyear upswing relative to large-caps.

We are also encouraged that after a period of rampant speculation the market is rediscovering fundamentals and long-term investing seems to be returning to vogue. Momentum investing is giving way to a sharper appreciation of earnings, cash flow, and valuations. This is a better environment for our valuation-sensitive growth approach. While we may struggle if value continues to outperform growth in the short term, we believe the fund is well positioned to achieve attractive returns in the years ahead.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

January 15, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Portfolio Highlights
Twenty-Five Largest Holdings
                                                             Percent of
                                                             Net Assets
                                                               12/31/00
--------------------------------------------------------------------------------

Waddell & Reed Financial                                           2.5%

AmeriSource Health                                                  2.2

Concord EFS                                                         2.0

Lincare Holdings                                                    1.8

Western Wireless                                                    1.8

Affiliated Computer Services                                        1.7

Waters Corporation                                                  1.6

Wellpoint Health Networks                                           1.5

King Pharmaceuticals                                                1.5

Devon Energy                                                        1.5

Omnicare                                                            1.5

Federated Investors                                                 1.4

KLA-Tencor                                                          1.4

TJX                                                                 1.3

St. Jude Medical                                                    1.2

Robert Half International                                           1.2

Analog Devices                                                      1.2

Republic Services                                                   1.2

Tidewater                                                           1.2

Manpower                                                            1.2

Teva Pharmaceutical                                                 1.1

Heller Financial                                                    1.1

Capital One Financial                                               1.1

Diamond Offshore Drilling                                           1.1

Gilead Sciences                                                     1.1
--------------------------------------------------------------------------------

Total                                                             36.4%
--------------------------------------------------------------------------------

Note: Table excludes reserves.

Portfolio Highlights
Contributions to the Change in Net Asset Value per Share
6 Months Ended 12/31/00

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Lincare Holdings                                                     19(cents)

Omnicare                                                             17

AmeriSource Health                                                   16

Concord EFS                                                          16

Affiliated Computer Services                                         15

Wellpoint Health Networks                                            11

King Pharmaceuticals *                                               11

Waters Corporation                                                    9

St. Jude Medical *                                                    8

TJX                                                                   8
--------------------------------------------------------------------------------

Total                                                               130(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Circuit City Stores                                                 -15(cents)

KLA-Tencor                                                           12

Lattice Semiconductor                                                11

Allegiance Telecom                                                   10

Western Wireless                                                      9

Vitria Technology                                                     9

Xilinx                                                                9

QLT                                                                   8

Analog Devices                                                        8

DoubleClick ***                                                       8
--------------------------------------------------------------------------------

Total                                                               -99(cents)
--------------------------------------------------------------------------------

12 Months Ended 12/31/00

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

AmeriSource Health                                                   31(cents)

Waddell & Reed Financial                                             27

Waters Corporation                                                   26

Concord EFS                                                          21

Teva Pharmaceutical                                                  19

Federated Investors                                                  17

PMC-Sierra **                                                        17

BJ Services                                                          17

Lincare Holdings *                                                   16

Devon Energy                                                         14
--------------------------------------------------------------------------------

Total                                                               205(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Circuit City Stores                                                 -22(cents)

Western Wireless                                                     15

CIBER                                                                14

Keane                                                                13

Novell **                                                            11

priceline.com ***                                                    10

KLA-Tencor                                                           10

DoubleClick ***                                                      10

Allegiance Telecom                                                   10

Royal Caribbean Cruise**                                             10
--------------------------------------------------------------------------------

Total                                                              -125(cents)
--------------------------------------------------------------------------------

*   Position added

**  Position eliminated

*** Position added and eliminated

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Mid-Cap Growth Portfolio

                                   Lipper Variable Annuity
Date            S&P MidCap        Underlying Mid-Cap                   Mid-Cap
                     Index             Funds Average          Growth Portfolio

12/31/1996          10,000                    10,000                    10,000
12/31/1997          13,225                    11,679                    11,880
12/31/1998          15,753                    13,637                    14,503
12/31/1999          18,071                    20,625                    17,945
12/31/2000          21,236                    19,481                    19,275

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Growth Portfolio
Periods Ended 12/31/00
                                            Since             Inception
1 Year                3 Years           Inception                  Date
--------------------------------------------------------------------------------

7.41%                  17.51%              17.83%              12/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio

                            For a share outstanding throughout each period
                            ------------------------------------------------

                               Year                                12/31/96
                              Ended                                 Through
                           12/31/00    12/31/99     12/31/98       12/31/97
NET ASSET VALUE
Beginning of period         $ 17.46     $ 14.27      $ 11.88        $ 10.00

Investment activities
  Net investment
  income (loss)                   -           -       (0.01)              -
  Net realized and
  unrealized
  gain (loss)                  1.29        3.37         2.61           1.88

  Total from
  investment activities        1.29        3.37         2.60           1.88

Distributions
  Net realized gain           (0.32)      (0.18)       (0.21)              -

NET ASSET VALUE
End of period               $ 18.43     $ 17.46      $ 14.27        $ 11.88
                            ----------------------------------------------------

Ratios/Supplemental Data
Total return(diamond)          7.41%      23.73%       22.08%         18.80%

Ratio of total expenses
to average net assets          0.85%       0.85%        0.85%          0.85%

Ratio of net
  investment income
  (loss) to average
  net assets                  (0.01)%      0.01%      (0.11)%              -

Portfolio turnover rate        46.3%       48.1%        47.8%          40.3%

Net assets,
end of period
(in thousands)            $ 311,604   $ 127,228     $ 29,911       $ 15,272

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2000

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands
COMMON STOCKS 92.8%

FINANCIAL 11.4%

Bank and Trust 0.6%

North Fork Bancorporation                                78,900   $    1,938

                                                                       1,938

Insurance 3.4%

ACE                                                      68,000        2,886

MGIC Investment                                          38,800        2,617

Progressive                                               6,900          715

Protective Life                                          58,000        1,870

Radian Group                                             34,000        2,552

                                                                      10,640

Financial Services 7.4%

Capital One Financial                                    53,400        3,515

E Trade Group *                                          72,900          539

eSpeed (Class A) *                                        6,900          109

Federated Investors (Class B)                           152,000        4,427

Franklin Resources                                       79,900        3,044

Heller Financial                                        115,200        3,535

Waddell & Reed Financial
  (Class A)                                              96,800        3,642

Waddell & Reed Financial
  (Class B)                                             107,500        4,031

                                                                      22,842

Total Financial                                                       35,420


HEALTH CARE 20.5%

Pharmaceuticals 4.8%

Allergan                                                 30,400        2,943

ALZA *                                                    7,700          327

King Pharmaceuticals *                                   91,800        4,745

Shire Pharmaceuticals ADR *                              56,000        2,571

Teva Pharmaceutical ADR                                  48,600        3,559

Watson Pharmaceuticals *                                 16,000          819

                                                                      14,964

Biotechnology 6.6%

Abgenix *                                                16,600          981

Affymetrix *                                             23,600        1,756

Alkermes *                                               14,300          449

Cephalon *                                               33,700        2,133

Gilead Sciences *                                        41,600        3,450

Human Genome Sciences *                                   8,500          589

IDEC Pharmaceuticals *                                    9,700        1,838

Incyte Genomics *                                        34,000          845

Invitrogen *                                             29,200   $    2,522

MedImmune *                                              49,800        2,376

QLT *                                                    50,600        1,420

Sepracor *                                               26,700        2,138

                                                                      20,497

Medical Instruments and Devices 4.0%

Apogent Technologies *                                  120,600        2,472

Cytyc *                                                  20,200        1,262

St. Jude Medical *                                       63,000        3,871

Waters Corporation *                                     60,000        5,010

                                                                      12,615

Health Care Services 5.1%

Laboratory Corporation America *                          3,700          651

Lincare Holdings *                                       97,000        5,532

Omnicare                                                213,800        4,623

WebMD *                                                  23,600          188

Wellpoint Health Networks *                              41,300        4,760

                                                                      15,754

Total Health Care                                                     63,830


CONSUMER 6.6%

Soft Goods Retailers 1.3%

TJX                                                     140,500        3,899

                                                                       3,899

Hard Goods Retailers 4.6%

Best Buy *                                               27,100          801

BJ's Wholesale Club *                                    77,700        2,982

Borders Group *                                          56,800          664

Circuit City Stores                                      92,200        1,060

Consolidated Stores *                                    94,700        1,006

Family Dollar Stores                                    160,200        3,434

Garmin *                                                 26,000          516

O'Reilly Automotive *                                    92,200        2,498

Whole Foods Market *                                     24,300        1,483

                                                                      14,444
Restaurants 0.7%

Outback Steakhouse *                                     80,100        2,073

                                                                       2,073

Total Consumer                                                        20,416


TECHNOLOGY 16.7%

Computer Software 6.0%

Electronic Arts *                                        57,300        2,444

Informatica *                                            42,200        1,668

Internet Security Systems *                              34,000   $    2,666

Intuit *                                                 65,300        2,573

Macromedia *                                             21,000        1,275

Mercury Interactive *                                    21,900        1,976

NetIQ *                                                  34,800        3,040

Peregrine Systems *                                     109,200        2,153

Vignette *                                               28,000          508

Vitria Technology *                                      38,400          297

                                                                      18,600

Semiconductors and Components 5.9%

Analog Devices *                                         72,800        3,727

KLA-Tencor *                                            128,700        4,340

Lattice Semiconductor *                                 170,600        3,129

Maxim Integrated Products *                              46,700        2,231

Molex (Class A)                                          46,100        1,174

Novellus Systems *                                       35,000        1,255

Xilinx *                                                 53,400        2,473

                                                                      18,329

Networking and Telecom Equipment 0.9%

McDATA *                                                 12,100          663

Newport                                                   8,500          668

QLogic *                                                  8,200          633

Sonus Networks *                                         36,500          919

                                                                       2,883

E-Commerce 1.7%

CNET Networks *                                          43,700          699

Exodus Communications *                                 116,700        2,330

HomeStore.com *                                          58,400        1,177

PurchasePro.com *                                        37,600          657

RealNetworks *                                           57,200          498

                                                                       5,361

Computer Hardware/Peripherals 2.2%

Flextronics International *                              74,800        2,132

Jabil Circuit *                                          77,800        1,974

Sanmina *                                                21,400        1,641

SCI Systems *                                            38,000        1,002

                                                                       6,749

Total Technology                                                      51,922


BUSINESS SERVICES 27.3%

Telecom Services 6.0%

Allegiance Telecom *                                    138,400        3,088

Charter Communications
  (Class A) *                                            97,100        2,206

Crown Castle International *                             92,200        2,498

McLeod USA *                                            182,100   $    2,572

Rogers Communications                                    72,800        1,238

Triton PCS Holdings *                                    44,900        1,534

Western Wireless *                                      140,800        5,522

                                                                      18,658

Computer Services 7.3%

Affiliated Computer Services
  (Class A) *                                            85,000        5,159

BISYS Group *                                            51,000        2,674

Ceridian *                                               74,800        1,491

Concord EFS *                                           141,800        6,230

Galileo International                                    92,200        1,844

NOVA *                                                  116,500        2,323

SunGard Data Systems *                                   66,800        3,148

                                                                      22,869

Distribution 3.7%

AmeriSource Health *                                    134,300        6,782

MSC Industrial Direct *                                  58,300        1,053

Sysco                                                    48,600        1,458

Tech Data *                                              77,700        2,101

                                                                      11,394

Media and Advertising 3.3%

Catalina Marketing *                                     71,500        2,784

Cox Radio (Class A) *                                    53,300        1,203

Entercom Communications *                                15,800          544

Entravision Communications *                             58,300        1,071

Lamar Advertising *                                      75,200        2,912

TMP Worldwide *                                          32,800        1,806

                                                                      10,320

Environmental 1.2%

Republic Services (Class A) *                           216,000        3,713

                                                                       3,713

Miscellaneous Business Services 4.3%

CIBER *                                                  40,400          197

Hertz                                                    44,100        1,505

Iron Mountain *                                          33,300        1,236

Keane *                                                  93,500          912

Manpower                                                 95,000        3,610

Robert Half International *                             141,300        3,744

Viad                                                     98,700        2,270

                                                                      13,474

Transportation 0.8%

C.H. Robinson Worldwide                                  23,900          752

Expeditors International of Washington                   30,800        1,660

                                                                       2,412

Engineering and Construction 0.5%

Martin Marietta Materials                                38,800   $    1,641

                                                                       1,641

Utilities 0.2%

NewPower Holdings *                                      72,800          714

                                                                         714

Total Business Services                                               85,195


ENERGY 6.8%

Exploration and Production 2.6%

Devon Energy                                             76,500        4,664

Ocean Energy *                                          189,300        3,289

                                                                       7,953

Energy Services 4.2%

BJ Services *                                            48,500        3,340

Diamond Offshore Drilling                                87,400        3,496

Smith International *                                    35,200        2,625

Tidewater                                                82,500        3,661

                                                                      13,122

Total Energy                                                          21,075


INDUSTRIAL 3.0%

Machinery 3.0%

Danaher                                                  41,300        2,824

ITT Industries                                           68,000        2,635

Pentair                                                  89,800        2,172

Teleflex                                                 30,900        1,366

United Rentals *                                         32,400          435

Total Industrial                                                       9,432


BASIC MATERIALS 0.2%

Metals and Mining 0.2%

Allegheny Technologies                                   47,300          751

Total Basic Materials                                                    751

Total Miscellaneous Common Stock (0.3%)                                1,045

Total Common Stocks (Cost $255,820)                                  289,086

Short-Term Investments 7.4%

Money Market Funds 7.4%

Government Reserve Investment
  Fund, 6.34% #                                      23,251,703   $   23,252

Total Short-Term Investments
(Cost $23,252)                                                        23,252

Total Investments in Securities

100.2% of Net Assets (Cost $279,072)                              $  312,338

Other Assets Less Liabilities                                           (734)

NET ASSETS                                                        $  311,604
                                                                  ----------
Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                              $   (2,483)

Net unrealized gain (loss)                                            33,266
Paid-in-capital applicable to
16,910,255 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                               280,821

NET ASSETS                                                        $  311,604
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    18.43
                                                                  ----------

*   Non-income producing

#   Seven-day yield

ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/00

Investment Income (Loss)

Income
  Interest                                                         $   1,281
  Dividend                                                               623

  Total income                                                         1,904

Expenses
  Investment management and administrative                             1,937

Net investment income (loss)                                             (33)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                   635
Change in net unrealized gain or loss on securities                   12,070

Net realized and unrealized gain (loss)                               12,705

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  12,672
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                       12/31/00     12/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $      (33)  $        8
  Net realized gain (loss)                                  635        3,171
  Change in net unrealized gain or loss                  12,070       15,316

  Increase (decrease) in net assets
  from operations                                        12,672       18,495

Distributions to shareholders
  Net realized gain                                      (5,251)      (1,220)

Capital share transactions*
  Shares sold                                           193,454       92,776
  Distributions reinvested                                5,247        1,220
  Shares redeemed                                       (21,746)     (13,954)

  Increase (decrease) in net assets
  from capital
  share transactions                                    176,955       80,042

Net Assets

Increase (decrease) during period                       184,376       97,317
Beginning of period                                     127,228       29,911

End of period                                        $  311,604   $  127,228
                                                     -----------------------
  *Share information
  Shares sold                                            10,511        6,036
  Distributions reinvested                                  288           76
  Shares redeemed                                        (1,177)        (919)

  Increase (decrease) in shares outstanding               9,622        5,193

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $257,726,000 and $96,829,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to the current net operating loss. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                     $ 25,000
     Undistributed net realized gain                          141,000
     Paid-in-capital                                        (166,000)

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $279,072,000. Net unrealized gain aggregated $33,266,000 at period end, of which $58,465,000 related to appreciated investments and $25,199,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $186,000 was payable at December 31, 2000. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $1,281,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of Mid-Cap Growth Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


T. Rowe Price Mid-Cap Growth Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/00

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $164,000 from short-term capital gains

o $5,083,000 from long-term capital gains, subject to the 20% rate gains category.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.


T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202


T. Rowe Price Investment Services, Inc., Distributor
TRP657 (2/01)
K15-068 12/31/00